UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2015

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 3, 2015, Targa Resources Corp. (the “Company” or “TRC”) and Targa Resources Partners LP (the “Partnership” or “TRP”) issued a joint press release announcing that the Company, Spartan Merger Sub LLC, a subsidiary of the Company (“Merger Sub”) and Targa Resources GP LLC, the general partner of the Partnership, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will acquire all of the outstanding common units representing limited partner interests in the Partnership not already owned by the Company or its subsidiaries. Upon the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Partnership, with Partnership continuing as the surviving entity and as a subsidiary of the Company. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 8.01.	Other Events.

To the extent required, the information set forth in Item 7.01 is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, TRC will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of TRP and TRC and a prospectus of TRC (the “joint proxy statement/prospectus”). In connection with the proposed transaction, TRC plans to mail the definitive joint proxy statement/prospectus to its shareholders, and TRP plans to mail the definitive joint proxy statement/prospectus to its unitholders.

INVESTORS, SHAREHOLDERS AND UNITHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRC AND TRP, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the joint proxy statement/prospectus and other filings containing information about TRC and TRP may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by TRC and TRP may be obtained free of charge by directing such request to: Targa Resources, Attention: Investor Relations, 1000 Louisiana, Suite 4300, Houston, Texas 77002 or emailing jkneale@targaresources.com or calling (713) 584-1133. These documents may also be obtained for free from TRC’s and TRP’s investor relations website at www.targaresources.com.

Participants in Solicitation Relating to the Merger

TRC and TRP and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the TRC shareholders or TRP unitholders in respect of the proposed transaction that will be described in the joint proxy statement/prospectus. Information regarding TRC’s directors and executive officers is contained in TRC’s definitive proxy statement dated March 26, 2015, which has been filed with the SEC. Information regarding directors and executive officers of TRP’s general partner is contained in TRP’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC.

A more complete description will be available in the registration statement and the joint proxy statement/prospectus.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the proposed transaction to TRC and TRP and their stockholders and unitholders, respectively, the anticipated completion of the proposed transaction or the timing thereof, the expected future growth, dividends, distributions of the combined company, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this release that address activities, events or developments that TRC or TRP expects, believes or anticipates will or may occur in the future, are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of TRC and TRP, which could cause results to differ materially from those expected by management of TRC and TRP. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, the timing and success of business development efforts; and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in TRC’s and TRP’s filings with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Neither TRC nor TRP undertakes an obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources Corp.

Date: November 3, 2015	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated November 3, 2015.